                       AIM VARIABLE INSURANCE FUNDS, INC.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                      Supplemented dated February 4, 2000
                      to the Prospectus dated May 3, 1999
                        as supplemented October 1, 1999


At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. (the company), on behalf of AIM V.I. Government Securities Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;
-       A new advisory agreement between the company and A I M Advisors, Inc.
        (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services, and
        (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);
- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and
- Changing the fund's investment objective and making it non-fundamental. The investment objective of the fund would be changed by deleting references to the types of securities that the fund will purchase. Pursuant to this proposal, the fund's investment objective would read: "The fund's investment objective is to achieve a high level of current income consistent with a reasonable concern for safety of principal." If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about April 10, 2000 to vote on these and other proposals. Only shareholders of record as of January 20, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 17, 2000.